Summary Prospectus Supplement

March 3, 2022

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 3, 2022 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectuses dated April 30, 2021

Growth Portfolio
Growth Portfolio (Class IR) (the "Fund")

Effective March 15, 2022, the Fund will recommence offering Class I, Class A, Class C, Class IS and Class IR shares.

Please retain this supplement for future reference.

  IFIGRWSUMPROSPT 3/22